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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2006

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

               Utah                    0-22515              20-0612376
    (State or other jurisdiction     (Commission         (I.R.S. Employer
          of incorporation)          File Number)       Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02: Departure of Directors or Principal Officers; election of Directors,
Appointment of Principal Officers.

         On August 30, 2006, Michael J. Glauser, the Vice President of Retail Operations of Speaking Roses International, Inc. (the "Company"), resigned from that position with the Company effective as of September 1, 2006. Mr. Glauser has agreed to continue to provide consulting services to the Company.

Item 8.01      Other Events

         On July 10, 2005, Speaking Roses International, Inc. (the "Company") entered into a Development Agreement (the "Development Agreement") with Steven
F. Hanson ("Hanson"). As described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2006 (the "Development 8-K"), the Company was unable to formulate the program contemplated by the Development Agreement within the timeframes set forth therein. Hanson elected to convert $750,000 delivered to the Company in consideration of the Development Agreement into a loan to the Company, bearing interest at an annual rate of 12% and payable upon request (the "Development Fee").

         On August 28, 2006, the Company received a letter from Hanson demanding payment of the Development Fee, together with accrued interest, by September 10, 2006. The Company intends to defend vigorously any action brought to enforce the demand. However, as described in the Company's Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on August 18, 2006 (the "Quarterly Report"), the Company has insufficient funds to satisfy the demand if required to do so.

         The foregoing summary of material terms of the Development Agreement is not complete. The Development Agreement is included as Exhibit 10.4 to the Company's Development 8-K and the Development 8-K and Quarterly Report should be read in their entirety for a complete understanding of the terms and conditions of the Development Agreement and the related transactions described above.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 31, 2006
                                            Speaking Roses International, Inc.
                                            By:  /s/ Terrell A. Lassetter
                                               ---------------------------------
                                                     Terrell A. Lassetter,
                                                     Chief Executive Officer



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